UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2007 (October 22, 2007)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 850-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01.   Other Events.

On October 22, 2007, National Health Investors, Inc. issued a press release regarding the termination of negotiations.  A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.
By: /s/Kenneth D. DenBesten
Name: Kenneth D. DenBesten
Title: Senior Vice President, Finance and Secretary
Date: October 22, 2007

Exhibit Index

Number	Exhibit
99	Press release, dated October 22, 2007